Taxation	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Taxation	Taxation

	December 31,
	2023	2022	2021
	£’000	£’000	£’000
Current tax
UK current tax on loss for the year	(14,120)	(20,459)	(6,706)
Overseas taxation on loss for the year	275	13	37
Adjustments in respect of prior year	(1,411)	(26)	(12)
	(15,256)	(20,472)	(6,681)
Deferred tax
Origination and reversal of timing differences	(869)	(870)	(279)
Effect of tax rate change on opening balance	—	(565)	—
Total deferred tax benefit	(869)	(1,435)	(279)

Income tax benefit	(16,125)	(21,907)	(6,960)

Loss on ordinary activities before tax	(162,088)	(140,635)	(56,191)
Normal applicable rate of tax	23.52%	19.00%	19.00%
Loss on ordinary activities multiplied by normal rate	(38,123)	(26,721)	(10,676)
Effects of:
Fixed asset differences	(22)	(693)	(181)
Other permanent differences	(3,111)	(3,727)	—
Expenses not deductible for tax purposes	6,698	7,304	3,831
Income not deductible for tax purposes	—	—	(1)
Additional deduction for R&D expenditure	(15,171)	(15,503)	(5,185)
Surrender of tax losses for R&D tax credit refund	15,700	6,496	2,173
R&D expenditure credits	789	480	295
Adjustments to tax charge in respect of previous periods	(1,411)	(26)	(12)
Adjustments for foreign tax	(44)	(395)	(435)
Deferred tax not recognised	18,570	10,878	3,231
Income tax benefit	(16,125)	(21,907)	(6,960)
Factors That May Affect Future Tax Charges:
In the Spring Budget 2021, the U.K. Government announced that from April 1, 2023 the corporation tax rate would increase to 25% (rather than remaining at 19%, as previously enacted). This new law was substantively enacted on May 24, 2021. For the financial year ended December 31, 2023, the current weighted average tax rate was 23.5%. Deferred taxes at the balance sheet date have been measured using the enacted 25% tax rate, and reflected within these financial statements.
The Group currently surrenders losses relating to eligible U.K. research and development expenses for a cash rebate of up to 33.35% under the U.K. SME scheme. The SME Programme cash rebate rate reduced to 18.6% for qualifying research and development expenditure incurred on or after April 1,2023, with this rate being applied in order to calculate the SME cash rebate recorded within these financial statements.
Amendments to the U.K. R&D tax credit regime that are contained in the recently enacted Finance Bill increase the cash rebate that may be claimed from such date to 26.97% of qualifying expenditure, if we qualify as an “R&D-intensive SME” for an accounting period (broadly, a loss making SME whose qualifying R&D expenditure represents 40% (or, from April 1, 2024, 30%) or more of its total expenditure for that accounting period. If it is determined that we qualified as an R&D-intensive SME for the accounting period ended December 31, 2023 (and as such that the cash tax rebate for the period April 1, 2023 to December 31, 2023 can be claimed at 26.97% of eligible expenditure rather than the 18.6% rate currently utilised), the expected impact would be to increase the income tax benefit for the year to December 31, 2023 by £3,961,000.
Additionally, amendments will come in effect from April 1, 2024 that (i) (unless limited exceptions apply) introduce restrictions on the tax relief that can be claimed for expenditure incurred on sub-contracted R&D activities or externally provided workers, where such sub-contracted activities are not carried out in the U.K. or such workers are not subject to U.K. payroll taxes, and (ii) merge the SME Program and the RDEC Program into a single scheme. If we do not qualify as an R&D-intensive SME, we will either cease to be able to claim cash rebates in respect of our R&D activities, or only be able to receive such cash rebates at a significantly lower rate than at present. These and other potential future changes to the U.K. R&D tax relief programmes may mean we no longer qualify for them or have a material impact on the extent to which we can make claims or benefit from them.